Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,839	100.0	$ 18,482	100.0	1.9
Cost of products sold	5,823	30.9	5,336	28.9	9.1
Selling, marketing and administrative expenses	5,262	28.0	5,176	28.0	1.7
Research and development expense	2,285	12.1	2,264	12.2	0.9
In-process research and development	—	—	29	0.2
Interest (income) expense, net	122	0.6	102	0.6
Other (income) expense, net	588	3.1	557	3.0
Restructuring	11	0.1	114	0.6
Earnings before provision for taxes on income	4,748	25.2	4,904	26.5	(3.2)
Provision for taxes on income	921	4.9	907	4.9	1.5
Net earnings	$ 3,827	20.3	$ 3,997	21.6	(4.3)

Net earnings per share (Diluted)	$ 1.40		$ 1.43		(2.1)

Average shares outstanding (Diluted)	2,741.5		2,794.2

Effective tax rate	19.4%		18.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,285	33.4	$ 6,024	32.6	4.3
Net earnings	$ 5,017	26.6	$ 4,866	26.3	3.1
Net earnings per share (Diluted)	$ 1.83		$ 1.74		5.2
Effective tax rate	20.2%		19.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 36,605	100.0	$ 35,964	100.0	1.8
Cost of products sold	11,209	30.6	10,665	29.6	5.1
Selling, marketing and administrative expenses	9,999	27.3	9,864	27.4	1.4
Research and development expense	4,345	11.9	4,277	11.9	1.6
In-process research and development	—	—	29	0.1
Interest (income) expense, net	205	0.6	179	0.5
Other (income) expense, net	428	1.2	518	1.4
Restructuring	96	0.2	234	0.7
Earnings before provision for taxes on income	10,323	28.2	10,198	28.4	1.2
Provision for taxes on income	2,074	5.7	1,744	4.9	18.9
Net earnings	$ 8,249	22.5	$ 8,454	23.5	(2.4)

Net earnings per share (Diluted)	$ 3.00		$ 3.02		(0.7)

Average shares outstanding (Diluted)	2,749.4		2,800.9

Effective tax rate	20.1%		17.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 12,388	33.8	$ 11,825	32.9	4.8
Net earnings	$ 10,055	27.5	$ 9,720	27.0	3.4
Net earnings per share (Diluted)	$ 3.66		$ 3.47		5.5
Effective tax rate	18.8%		17.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,487	1,384	7.4%	7.4	—
International	1,991	2,035	(2.2)	(1.1)	(1.1)
	3,478	3,419	1.7	2.3	(0.6)

Pharmaceutical
U.S.	5,010	5,144	(2.6)	(2.6)	—
International	3,625	3,510	3.3	6.1	(2.8)
	8,635	8,654	(0.2)	1.0	(1.2)

Medical Devices
U.S.	3,229	3,044	6.1	6.1	—
International	3,497	3,365	3.9	5.8	(1.9)
	6,726	6,409	4.9	5.9	(1.0)

U.S.	9,726	9,572	1.6	1.6	—
International	9,113	8,910	2.3	4.4	(2.1)
Worldwide	$ 18,839	18,482	1.9%	2.9	(1.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,901	2,742	5.8%	5.8	—
International	3,805	3,872	(1.7)	(1.3)	(0.4)
	6,706	6,614	1.4	1.6	(0.2)

Pharmaceutical
U.S.	9,882	10,081	(2.0)	(2.0)	—
International	6,998	6,751	3.7	5.9	(2.2)
	16,880	16,832	0.3	1.2	(0.9)

Medical Devices
U.S.	6,321	6,070	4.1	4.1	—
International	6,698	6,448	3.9	5.3	(1.4)
	13,019	12,518	4.0	4.7	(0.7)

U.S.	19,104	18,893	1.1	1.1	—
International	17,501	17,071	2.5	4.0	(1.5)
Worldwide	$ 36,605	35,964	1.8%	2.5	(0.7)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,726	9,572	1.6%	1.6	—

Europe	4,232	4,090	3.5	6.7	(3.2)
Western Hemisphere excluding U.S.	1,499	1,542	(2.8)	(2.7)	(0.1)
Asia-Pacific, Africa	3,382	3,278	3.2	4.9	(1.7)
International	9,113	8,910	2.3	4.4	(2.1)

Worldwide	$ 18,839	18,482	1.9%	2.9	(1.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 19,104	18,893	1.1%	1.1	—

Europe	8,090	7,937	1.9	5.4	(3.5)
Western Hemisphere excluding U.S.	2,953	2,873	2.8	(0.2)	3.0
Asia-Pacific, Africa	6,458	6,261	3.1	4.1	(1.0)
International	17,501	17,071	2.5	4.0	(1.5)

Worldwide	$ 36,605	35,964	1.8%	2.5	(0.7)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,748	4,904	(3.2)%

Intangible asset amortization expense	480	326

Litigation expense, net	493	600

Restructuring/Other (1)	128	141

Actelion acquisition related cost	213	—

Diabetes asset impairment	182	—

AMO acquisition related cost	41	—

In-process research and development	—	29

Other	—	24

Earnings before provision for taxes on income - as adjusted	$ 6,285	6,024	4.3%

Net Earnings - as reported	$ 3,827	3,997	(4.3)%

Intangible asset amortization expense	378	238

Litigation expense, net	352	493

Restructuring/Other	101	97

Actelion acquisition related cost	199	—

Diabetes asset impairment	125	—

AMO acquisition related cost	35	—

In-process research and development	—	23

Other	—	18

Net Earnings - as adjusted	$ 5,017	4,866	3.1%

Diluted Net Earnings per share - as reported	$ 1.40	1.43	(2.1)%

Intangible asset amortization expense	0.14	0.08

Litigation expense, net	0.13	0.18

Restructuring/Other	0.03	0.03

Actelion acquisition related cost	0.07	—

Diabetes asset impairment	0.05	—

AMO acquisition related cost	0.01	—

In-process research and development	—	0.01

Other	—	0.01

Diluted Net Earnings per share - as adjusted	$ 1.83	1.74	5.2%

Operational Diluted Net Earnings per share - as adjusted
at 2015 foreign currency exchange rates		1.74

Impact of currency at 2016 foreign currency exchange rates	0.03	—

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates	$ 1.86	1.74	6.9%

(1) Includes $13M recorded in cost of products sold and $104M recorded in other (income) expense for the second quarter 2017. Includes $7M recorded in cost of products sold and $20M recorded in other (income) expense for the second quarter 2016.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 10,323	10,198	1.2%

Intangible asset amortization expense	809	608

Litigation expense, net	493	666

Restructuring/Other (1)	289	278

Actelion acquisition related cost	213	—

Diabetes asset impairment	182	—

AMO acquisition related cost	79	—

In-process research and development	—	29

Other	—	46

Earnings before provision for taxes on income - as adjusted	$ 12,388	11,825	4.8%

Net Earnings - as reported	$ 8,249	8,454	(2.4)%

Intangible asset amortization expense	622	443

Litigation expense, net	352	549

Restructuring/Other	222	217

Actelion acquisition related cost	199	—

Diabetes asset impairment	125	—

AMO acquisition related cost	286	—

In-process research and development	—	23

Other	—	34

Net Earnings - as adjusted	$ 10,055	9,720	3.4%

Diluted Net Earnings per share - as reported	$ 3.00	3.02	(0.7)%

Intangible asset amortization expense	0.23	0.16

Litigation expense, net	0.13	0.19

Restructuring/Other	0.08	0.08

Actelion acquisition related cost	0.07	—

Diabetes asset impairment	0.05	—

AMO acquisition related cost	0.10	—

In-process research and development	—	0.01

Other	—	0.01

Diluted Net Earnings per share - as adjusted	$ 3.66	3.47	5.5%

Operational Diluted Net Earnings per share - as adjusted
at 2015 foreign currency exchange rates		3.51

Impact of currency at 2016 foreign currency exchange rates	0.06	(0.04)

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates	$ 3.72	3.47	7.2%

(1) Includes $17M recorded in cost of products sold and $176M recorded in other (income) expense for six months 2017 YTD. Includes $24M recorded in cost of products sold and $20M recorded in other (income) expense for six months 2016 YTD.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
SECOND QUARTER 2017 ACTUAL vs. 2016 ACTUAL

	Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	2.3%	1.0%	5.9%	2.9%
U.S.	7.4%	(2.6)%	6.1%	1.6%
International	(1.1)%	6.1%	5.8%	4.4%

Beauty
Vogue	(2.7)			(0.5)
U.S.	(5.9)			(0.9)
International	(0.6)			(0.1)

Other Neuroscience
Controlled Substance Raw Material and API Business		0.6		0.3
U.S.		0.8		0.4
International		0.5		0.2

Diagnostics
Ortho-Clinical Diagnostics			0.5	0.2
U.S.			0.0	0.0
International			1.0	0.3

Vision Care
Abbott Medical Optics			(5.1)	(1.8)
U.S.			(4.6)	(1.5)
International			(5.6)	(2.1)

Pulmonary Hypertension
Actelion		(1.1)		(0.5)
U.S.		(0.8)		(0.4)
International		(1.5)		(0.6)

All Other Acquisitions and Divestitures	(0.4)		(0.2)	(0.1)
U.S.	(0.3)		(0.7)	(0.2)
International	(0.6)		0.2	(0.1)

WW Ops excluding Acquisitions and Divestitures	(0.8)%	0.5%	1.1%	0.5%
U.S.	1.2%	(2.6)%	0.8%	(1.0)%
International	(2.3)%	5.1%	1.4%	2.0%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
SIX MONTHS 2017 ACTUAL vs. 2016 ACTUAL

	Segments
	Consumer	Pharmaceutial	Medical Devices	Total
	Operational % (1)
WW As Reported:	1.6%	1.2%	4.7%	2.5%
U.S.	5.8%	(2.0)%	4.1%	1.1%
International	(1.3)%	5.9%	5.3%	4.0%

Beauty
Vogue	(2.9)			(0.5)
U.S.	(6.1)			(0.9)
International	(0.7)			(0.2)

Other Neuroscience
Controlled Substance Raw Material and API Business		0.7		0.3
U.S.		0.9		0.5
International		0.4		0.2

Diagnostics
Ortho-Clinical Diagnostics			0.5	0.2
U.S.			0.0	0.0
International			1.0	0.4

Vision Care
Abbott Medical Optics			(3.6)	(1.3)
U.S.			(3.2)	(1.0)
International			(4.0)	(1.5)

Pulmonary Hypertension
Actelion		(0.6)		(0.3)
U.S.		(0.4)		(0.2)
International		(0.8)		(0.3)

All Other Acquisitions and Divestitures	(0.3)		(0.2)	(0.1)
U.S.	(0.5)		(0.7)	(0.4)
International	(0.1)		0.2	0.1

WW Ops excluding Acquisitions and Divestitures	(1.6)%	1.3%	1.4%	0.8%
U.S.	(0.8)%	(1.5)%	0.2%	(0.9)%
International	(2.1)%	5.5%	2.5%	2.7%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$113	126	(10.3)%	(10.3)%	—%
Intl	381	404	(5.7)	(5.3)	(0.4)
WW	494	530	(6.8)	(6.5)	(0.3)

BEAUTY
US	649	554	17.1	17.1	—
Intl	427	422	1.2	3.1	(1.9)
WW	1,076	976	10.2	11.0	(0.8)

ORAL CARE
US	150	159	(5.7)	(5.7)	—
Intl	244	244	0.0	0.8	(0.8)
WW	394	403	(2.2)	(1.7)	(0.5)

OTC
US	432	405	6.7	6.7	—
Intl	574	591	(2.9)	(1.1)	(1.8)
WW	1,006	996	1.0	2.1	(1.1)

WOMEN'S HEALTH
US	3	7	(57.1)	(57.1)	—
Intl	273	276	(1.1)	(1.9)	0.8
WW	276	283	(2.5)	(3.3)	0.8

WOUND CARE/OTHER
US	140	133	5.3	5.3	—
Intl	92	98	(6.1)	(4.8)	(1.3)
WW	232	231	0.4	0.9	(0.5)

TOTAL CONSUMER
US	1,487	1,384	7.4	7.4	—
Intl	1,991	2,035	(2.2)	(1.1)	(1.1)
WW	$3,478	3,419	1.7%	2.3%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,101	2,224	(5.5)%	(5.5)%	—%
Intl	858	814	5.4	8.0	(2.6)
WW	2,959	3,038	(2.6)	(1.9)	(0.7)
REMICADE
US	1,064	1,236	(13.9)	(13.9)	—
US Exports (4)	127	185	(31.4)	(31.4)	—
Intl	339	359	(5.6)	(3.4)	(2.2)
WW	1,530	1,780	(14.0)	(13.6)	(0.4)
SIMPONI / SIMPONI ARIA
US	230	244	(5.7)	(5.7)	—
Intl	209	204	2.5	4.6	(2.1)
WW	439	448	(2.0)	(1.0)	(1.0)
STELARA
US	680	559	21.6	21.6	—
Intl	303	245	23.7	27.5	(3.8)
WW	983	804	22.3	23.4	(1.1)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	7	6	16.7	15.8	0.9
WW	7	6	16.7	15.8	0.9

INFECTIOUS DISEASES
US	341	362	(5.8)	(5.8)	—
Intl	451	467	(3.4)	(1.5)	(1.9)
WW	792	829	(4.5)	(3.4)	(1.1)
EDURANT
US	17	14	21.4	21.4	—
Intl	162	126	28.6	30.9	(2.3)
WW	179	140	27.9	30.0	(2.1)
PREZISTA / PREZCOBIX / REZOLSTA
US	278	273	1.8	1.8	—
Intl	176	186	(5.4)	(2.9)	(2.5)
WW	454	459	(1.1)	(0.1)	(1.0)
OTHER INFECTIOUS DISEASES
US	46	75	(38.7)	(38.7)	—
Intl	113	155	(27.1)	(26.3)	(0.8)
WW	159	230	(30.9)	(30.4)	(0.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$620	695	(10.8)%	(10.8)%	—%
Intl	847	907	(6.6)	(4.1)	(2.5)
WW	1,467	1,602	(8.4)	(7.0)	(1.4)
CONCERTA / METHYLPHENIDATE
US	76	129	(41.1)	(41.1)	—
Intl	105	109	(3.7)	(1.3)	(2.4)
WW	181	238	(23.9)	(22.8)	(1.1)
INVEGA SUSTENNA / XEPLION / TRINZA
US	387	339	14.2	14.2	—
Intl	242	221	9.5	13.1	(3.6)
WW	629	560	12.3	13.7	(1.4)
RISPERDAL CONSTA
US	91	100	(9.0)	(9.0)	—
Intl	116	130	(10.8)	(8.1)	(2.7)
WW	207	230	(10.0)	(8.5)	(1.5)
OTHER NEUROSCIENCE
US	66	127	(48.0)	(48.0)	—
Intl	384	447	(14.1)	(12.1)	(2.0)
WW	450	574	(21.6)	(20.0)	(1.6)

ONCOLOGY
US	697	569	22.5	22.5	—
Intl	1,030	905	13.8	17.0	(3.2)
WW	1,727	1,474	17.2	19.2	(2.0)
DARZALEX
US	212	95	*	*	—
Intl	87	13	*	*	**
WW	299	108	*	*	**
IMBRUVICA
US	202	144	40.3	40.3	—
Intl	248	151	64.2	69.4	(5.2)
WW	450	295	52.5	55.1	(2.6)
VELCADE
US	—	—	—	—	—
Intl	290	342	(15.2)	(12.6)	(2.6)
WW	290	342	(15.2)	(12.6)	(2.6)
ZYTIGA
US	241	286	(15.7)	(15.7)	—
Intl	317	315	0.6	3.2	(2.6)
WW	558	601	(7.2)	(5.8)	(1.4)
OTHER ONCOLOGY
US	42	44	(4.5)	(4.5)	—
Intl	88	84	4.8	7.1	(2.3)
WW	130	128	1.6	3.1	(1.5)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$40	—	**	**	—
Intl	51	—	**	**	—
WW	91	—	**	**	—
OPSUMIT
US	24	—	**	**	—
Intl	21	—	**	**	—
WW	45	—	**	**	—
TRACLEER
US	2	—	**	**	—
Intl	24	—	**	**	—
WW	26	—	**	**	—
UPTRAVI
US	8	—	**	**	—
Intl	1	—	**	**	—
WW	9	—	**	**	—
OTHER (6)
US	6	—	**	**	—
Intl	5	—	**	**	—
WW	11	—	**	**	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,211	1,294	(6.4)%	(6.4)%	—%
Intl	388	417	(7.0)	(3.0)	(4.0)
WW	1,599	1,711	(6.5)	(5.5)	(1.0)
XARELTO
US	642	594	8.1	8.1	—
Intl	—	—	—	—	—
WW	642	594	8.1	8.1	—
INVOKANA / INVOKAMET
US	256	348	(26.4)	(26.4)	—
Intl	39	35	11.4	16.8	(5.4)
WW	295	383	(23.0)	(22.5)	(0.5)
PROCRIT / EPREX
US	174	230	(24.3)	(24.3)	—
Intl	81	92	(12.0)	(9.7)	(2.3)
WW	255	322	(20.8)	(20.1)	(0.7)
OTHER
US	139	122	13.9	13.9	—
Intl	268	290	(7.6)	(3.3)	(4.3)
WW	407	412	(1.2)	1.9	(3.1)

TOTAL PHARMACEUTICAL
US	5,010	5,144	(2.6)	(2.6)	—
Intl	3,625	3,510	3.3	6.1	(2.8)
WW	$8,635	8,654	(0.2)%	1.0%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$265	235	12.8%	12.8%	—%
Intl	258	235	9.8	12.3	(2.5)
WW	523	470	11.3	12.6	(1.3)

DIABETES CARE
US	160	177	(9.6)	(9.6)	—
Intl	261	294	(11.2)	(9.5)	(1.7)
WW	421	471	(10.6)	(9.5)	(1.1)

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	31	**	**	**
WW	—	31	**	**	**

ORTHOPAEDICS
US	1,387	1,364	1.7	1.7	—
Intl	956	991	(3.5)	(1.4)	(2.1)
WW	2,343	2,355	(0.5)	0.4	(0.9)

HIPS
US	208	197	5.6	5.6	—
Intl	142	152	(6.6)	(4.3)	(2.3)
WW	350	349	0.3	1.3	(1.0)

KNEES
US	236	229	3.1	3.1	—
Intl	149	156	(4.5)	(2.5)	(2.0)
WW	385	385	0.0	0.8	(0.8)

TRAUMA
US	390	381	2.4	2.4	—
Intl	253	255	(0.8)	1.1	(1.9)
WW	643	636	1.1	1.9	(0.8)

SPINE & OTHER
US	553	557	(0.7)	(0.7)	—
Intl	412	428	(3.7)	(1.6)	(2.1)
WW	965	985	(2.0)	(1.1)	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,012	1,020	(0.8)%	(0.8)%	—%
Intl	1,372	1,377	(0.4)	1.6	(2.0)
WW	2,384	2,397	(0.5)	0.6	(1.1)

ADVANCED
US	400	389	2.8	2.8	—
Intl	533	520	2.5	4.9	(2.4)
WW	933	909	2.6	4.0	(1.4)

GENERAL
US	423	421	0.5	0.5	—
Intl	691	706	(2.1)	(0.2)	(1.9)
WW	1,114	1,127	(1.2)	0.0	(1.2)

SPECIALTY
US	189	210	(10.0)	(10.0)	—
Intl	148	151	(2.0)	(1.0)	(1.0)
WW	337	361	(6.6)	(6.2)	(0.4)

VISION CARE
US	405	248	63.3	63.3	—
Intl	650	437	48.7	50.3	(1.6)
WW	1,055	685	54.0	55.0	(1.0)

CONTACT LENSES / OTHER
US	274	248	10.5	10.5	—
Intl	479	437	9.6	11.2	(1.6)
WW	753	685	9.9	10.9	(1.0)
SURGICAL
US	131	—	**	**	—
Intl	171	—	**	**	—
WW	302	—	**	**	—

TOTAL MEDICAL DEVICES
US	3,229	3,044	6.1	6.1	—
Intl	3,497	3,365	3.9	5.8	(1.9)
WW	$6,726	6,409	4.9%	5.9%	(1.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$226	247	(8.5)%	(8.5)%	—%
Intl	723	766	(5.6)	(5.7)	0.1
WW	949	1,013	(6.3)	(6.3)	0.0

BEAUTY
US	1,216	1,038	17.1	17.1	—
Intl	841	817	2.9	4.0	(1.1)
WW	2,057	1,855	10.9	11.4	(0.5)

ORAL CARE
US	306	329	(7.0)	(7.0)	—
Intl	450	459	(2.0)	(1.7)	(0.3)
WW	756	788	(4.1)	(3.9)	(0.2)

OTC
US	909	871	4.4	4.4	—
Intl	1,110	1,124	(1.2)	(0.2)	(1.0)
WW	2,019	1,995	1.2	1.8	(0.6)

WOMEN'S HEALTH
US	6	13	(53.8)	(53.8)	—
Intl	512	521	(1.7)	(3.0)	1.3
WW	518	534	(3.0)	(4.2)	1.2

WOUND CARE/OTHER
US	238	244	(2.5)	(2.5)	—
Intl	169	185	(8.6)	(8.3)	(0.3)
WW	407	429	(5.1)	(5.0)	(0.1)

TOTAL CONSUMER
US	2,901	2,742	5.8	5.8	—
Intl	3,805	3,872	(1.7)	(1.3)	(0.4)
WW	$6,706	6,614	1.4%	1.6%	(0.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$4,224	4,395	(3.9)%	(3.9)%	—%
Intl	1,665	1,553	7.2	8.5	(1.3)
WW	5,889	5,948	(1.0)	(0.7)	(0.3)
REMICADE
US	2,246	2,447	(8.2)	(8.2)	—
US Exports (4)	292	418	(30.1)	(30.1)	—
Intl	664	694	(4.3)	(4.0)	(0.3)
WW	3,202	3,559	(10.0)	(9.9)	(0.1)
SIMPONI / SIMPONI ARIA
US	459	460	(0.2)	(0.2)	—
Intl	408	378	7.9	8.6	(0.7)
WW	867	838	3.5	3.8	(0.3)
STELARA
US	1,227	1,070	14.7	14.7	—
Intl	579	469	23.5	26.8	(3.3)
WW	1,806	1,539	17.3	18.3	(1.0)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	14	12	16.7	14.0	2.7
WW	14	12	16.7	14.0	2.7

INFECTIOUS DISEASES
US	667	720	(7.4)	(7.4)	—
Intl	874	885	(1.2)	0.6	(1.8)
WW	1,541	1,605	(4.0)	(3.0)	(1.0)
EDURANT
US	29	25	16.0	16.0	—
Intl	299	234	27.8	30.6	(2.8)
WW	328	259	26.6	29.2	(2.6)
PREZISTA / PREZCOBIX / REZOLSTA
US	537	550	(2.4)	(2.4)	—
Intl	347	361	(3.9)	(1.4)	(2.5)
WW	884	911	(3.0)	(2.0)	(1.0)
OTHER INFECTIOUS DISEASES
US	101	145	(30.3)	(30.3)	—
Intl	228	290	(21.4)	(21.5)	0.1
WW	329	435	(24.4)	(24.4)	0.0

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,284	1,375	(6.6)%	(6.6)%	—%
Intl	1,680	1,776	(5.4)	(3.5)	(1.9)
WW	2,964	3,151	(5.9)	(4.9)	(1.0)
CONCERTA / METHYLPHENIDATE
US	184	263	(30.0)	(30.0)	—
Intl	206	206	0.0	1.3	(1.3)
WW	390	469	(16.8)	(16.2)	(0.6)
INVEGA SUSTENNA / XEPLION / TRINZA
US	759	644	17.9	17.9	—
Intl	474	429	10.5	13.7	(3.2)
WW	1,233	1,073	14.9	16.2	(1.3)
RISPERDAL CONSTA
US	186	195	(4.6)	(4.6)	—
Intl	228	266	(14.3)	(12.0)	(2.3)
WW	414	461	(10.2)	(8.9)	(1.3)
OTHER NEUROSCIENCE
US	155	273	(43.2)	(43.2)	—
Intl	772	875	(11.8)	(10.6)	(1.2)
WW	927	1,148	(19.3)	(18.4)	(0.9)

ONCOLOGY
US	1,361	1,118	21.7	21.7	—
Intl	1,960	1,710	14.6	17.6	(3.0)
WW	3,321	2,828	17.4	19.2	(1.8)
DARZALEX
US	413	196	*	*	—
Intl	141	13	*	*	**
WW	554	209	*	*	**
IMBRUVICA
US	392	276	42.0	42.0	—
Intl	467	280	66.8	71.4	(4.6)
WW	859	556	54.5	56.8	(2.3)
VELCADE
US	—	—	—	—	—
Intl	570	646	(11.8)	(9.0)	(2.8)
WW	570	646	(11.8)	(9.0)	(2.8)
ZYTIGA
US	474	558	(15.1)	(15.1)	—
Intl	607	601	1.0	3.0	(2.0)
WW	1,081	1,159	(6.7)	(5.7)	(1.0)
OTHER ONCOLOGY
US	82	88	(6.8)	(6.8)	—
Intl	175	170	2.9	5.5	(2.6)
WW	257	258	(0.4)	1.3	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$40	—	**	**	—
Intl	51	—	**	**	—
WW	91	—	**	**	—
OPSUMIT
US	24	—	**	**	—
Intl	21	—	**	**	—
WW	45	—	**	**	—
TRACLEER
US	2	—	**	**	—
Intl	24	—	**	**	—
WW	26	—	**	**	—
UPTRAVI
US	8	—	**	**	—
Intl	1	—	**	**	—
WW	9	—	**	**	—
OTHER (6)
US	6	—	**	**	—
Intl	5	—	**	**	—
WW	11	—	**	**	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,306	2,473	(6.8)%	(6.8)%	—%
Intl	768	827	(7.1)	(3.7)	(3.4)
WW	3,074	3,300	(6.8)	(6.0)	(0.8)
XARELTO
US	1,155	1,161	(0.5)	(0.5)	—
Intl	—	—	—	—	—
WW	1,155	1,161	(0.5)	(0.5)	—
INVOKANA / INVOKAMET
US	503	645	(22.0)	(22.0)	—
Intl	76	63	20.6	23.9	(3.3)
WW	579	708	(18.2)	(17.9)	(0.3)
PROCRIT / EPREX
US	343	413	(16.9)	(16.9)	—
Intl	159	183	(13.1)	(11.3)	(1.8)
WW	502	596	(15.8)	(15.3)	(0.5)
OTHER
US	305	254	20.1	20.1	—
Intl	533	581	(8.3)	(4.4)	(3.9)
WW	838	835	0.4	3.1	(2.7)

TOTAL PHARMACEUTICAL
US	9,882	10,081	(2.0)	(2.0)	—
Intl	6,998	6,751	3.7	5.9	(2.2)
WW	$16,880	16,832	0.3%	1.2%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$524	466	12.4%	12.4%	—%
Intl	498	447	11.4	13.2	(1.8)
WW	1,022	913	11.9	12.8	(0.9)

DIABETES CARE
US	314	357	(12.0)	(12.0)	—
Intl	506	543	(6.8)	(5.5)	(1.3)
WW	820	900	(8.9)	(8.1)	(0.8)

DIAGNOSTICS
US	—	—	—	—	—
Intl	1	59	**	**	**
WW	1	59	**	**	**

ORTHOPAEDICS
US	2,766	2,756	0.4	0.4	—
Intl	1,902	1,940	(2.0)	(0.3)	(1.7)
WW	4,668	4,696	(0.6)	0.1	(0.7)

HIPS
US	417	400	4.3	4.3	—
Intl	285	291	(2.1)	(0.1)	(2.0)
WW	702	691	1.6	2.4	(0.8)

KNEES
US	482	473	1.9	1.9	—
Intl	301	301	0.0	2.1	(2.1)
WW	783	774	1.2	2.0	(0.8)

TRAUMA
US	781	762	2.5	2.5	—
Intl	504	516	(2.3)	(1.0)	(1.3)
WW	1,285	1,278	0.5	1.0	(0.5)

SPINE & OTHER
US	1,086	1,121	(3.1)	(3.1)	—
Intl	812	832	(2.4)	(0.7)	(1.7)
WW	1,898	1,953	(2.8)	(2.1)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$2,007	2,001	0.3%	0.3%	—%
Intl	2,648	2,624	0.9	2.4	(1.5)
WW	4,655	4,625	0.6	1.5	(0.9)

ADVANCED
US	792	741	6.9	6.9	—
Intl	1,018	984	3.5	5.4	(1.9)
WW	1,810	1,725	4.9	6.0	(1.1)

GENERAL
US	846	840	0.7	0.7	—
Intl	1,342	1,357	(1.1)	0.4	(1.5)
WW	2,188	2,197	(0.4)	0.5	(0.9)

SPECIALTY
US	369	420	(12.1)	(12.1)	—
Intl	288	283	1.8	1.7	0.1
WW	657	703	(6.5)	(6.5)	0.0

VISION CARE
US	710	490	44.9	44.9	—
Intl	1,143	835	36.9	37.6	(0.7)
WW	1,853	1,325	39.8	40.2	(0.4)

CONTACT LENSES / OTHER
US	530	490	8.2	8.2	—
Intl	906	835	8.5	9.2	(0.7)
WW	1,436	1,325	8.4	8.8	(0.4)
SURGICAL
US	180	—	**	**	—
Intl	237	—	**	**	—
WW	417	—	**	**	—

TOTAL MEDICAL DEVICES
US	6,321	6,070	4.1	4.1	—
Intl	6,698	6,448	3.9	5.3	(1.4)
WW	$13,019	12,518	4.0%	4.7%	(0.7)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Actelion acquisition completed June 16, 2017
(6) Includes Non-Pulmonary Hypertension Products